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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY

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
        SUBSIDIARY                                  DBA                 JURISDICTION OF INCORPORATION
        ----------                                  ---                 -----------------------------
ACS of the Northland, Inc.                  ACS, ACS Local Service                  Alaska
ACS of Alaska, Inc.                         ACS, ACS Local Service                  Alaska
ACS of Fairbanks, Inc.                      ACS, ACS Local Service                  Alaska
ACS of Anchorage, Inc.                      ACS, ACS Local Service                  Delaware
ACS Wireless, Inc.                          ACS Wireless                            Alaska
ACS Long Distance, Inc.                     ACS, ACS Long Distance                  Alaska
ACS Television, LLC.                                                                Utah
ACS Internet, Inc.                                                                  Delaware
ACS Messaging, Inc.                                                                 Alaska
ACS InfoSource, Inc.                                                                Alaska
ACS Media Holding, LLC.                                                             Alaska
ACS of Alaska License Sub, Inc.                                                     Alaska
ACS of the Northland License Sub, Inc.                                              Alaska
ACS of Fairbanks License Sub, Inc.                                                  Alaska
ACS of Anchorage License Sub, Inc.                                                  Alaska
ACS Wireless License Sub, Inc.                                                      Alaska
ACS Long Distance License Sub, Inc.                                                 Alaska
ACS Television License Sub, Inc.                                                    Alaska
ACS Service, Inc.                                                                   Alaska
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